2015 Fourth-Quarter and Full-Year Results February 4, 2016 Exhibit 99.3

2 Introduction ● Unless otherwise stated, we will be talking about results for the fourth-quarter and full-year 2015 and comparing them to the same period in 2014 ● A glossary of terms, data tables showing adjustments to net revenues and OCI for currency and acquisitions, asset impairment, exit and other costs, free cash flow calculations, adjustments to EPS, and reconciliations to U.S. GAAP measures, are at the end of today’s webcast slides, which are also posted on our website ● Reduced-Risk Products ("RRPs") is the term the company uses to refer to products with the potential to reduce individual risk and population harm in comparison to smoking cigarettes. PMI’s RRPs are in various stages of development and commercialization, and we are conducting extensive and rigorous scientific studies to determine whether we can support claims for such products of reduced exposure to harmful and potentially harmful constituents in smoke, and ultimately claims of reduced disease risk, when compared to smoking cigarettes. Before making any such claims, we will rigorously evaluate the full set of data from the relevant scientific studies to determine whether they substantiate reduced exposure or risk. Any such claims may also be subject to government review and approval, as is the case in the U.S. today

3 Forward-Looking and Cautionary Statements ● This presentation and related discussion contain forward-looking statements. Achievement of projected results is subject to risks, uncertainties and inaccurate assumptions, and PMI is identifying important factors that, individually or in the aggregate, could cause actual results to differ materially from those contained in any forward-looking statements made by PMI ● PMI’s business risks include: significant increases in cigarette-related taxes; the imposition of discriminatory excise tax structures; fluctuations in customer inventory levels due to increases in product taxes and prices; increasing marketing and regulatory restrictions, often with the goal of reducing or preventing the use of tobacco products; health concerns relating to the use of tobacco products and exposure to environmental tobacco smoke; litigation related to tobacco use; intense competition; the effects of global and individual country economic, regulatory and political developments; changes in adult smoker behavior; lost revenues as a result of counterfeiting, contraband and cross-border purchases; governmental investigations; unfavorable currency exchange rates and currency devaluations; adverse changes in applicable corporate tax laws; adverse changes in the cost and quality of tobacco and other agricultural products and raw materials; and the integrity of its information systems. PMI’s future profitability may also be adversely affected should it be unsuccessful in its attempts to produce and commercialize products with the potential to reduce exposure to harmful constituents in smoke, individual risk and population harm; if it is unable to successfully introduce new products, promote brand equity, enter new markets or improve its margins through increased prices and productivity gains; if it is unable to expand its brand portfolio internally or through acquisitions and the development of strategic business relationships; or if it is unable to attract and retain the best global talent ● PMI is further subject to other risks detailed from time to time in its publicly filed documents, including the Form 10-Q for the quarter ended September 30, 2015. PMI cautions that the foregoing list of important factors is not a complete discussion of all potential risks and uncertainties. PMI does not undertake to update any forward-looking statement that it may make from time to time, except in the normal course of its public disclosure obligations

4 Source: PMI Financials or estimates 2015: Excellent Performance ● Organic cigarette volume down by a modest 1.0%, reflecting: - Moderating cigarette industry volume declines, notably in the EU Region - Market share gains ● Our best organic volume performance since 2012 ● Marlboro and L&M cigarette volume grew by 0.9% and 3.9%, respectively

5 (a) Excluding currency and acquisitions (b) Excluding currency Source: PMI Financials or estimates 5.8% 6.6% 12.0% Net Revenues Adjusted OCI Adjusted Diluted EPS 2015: Excellent Performance, Ex-Currency Growth (2015 vs. PY) (a) (a) (b)

6 Source: PMI Financials or estimates Q4, 2015: Results Impacted by Investments ● Organic cigarette volume down by 2.4%, due to: - Lower cigarette industry volumes - Lower market share, notably in the Asia Region - One-time distributor inventory adjustment in Russia related to supply chain optimization ● Net revenues increased by 4.0%, ex-currency, driven by favorable pricing across all Regions ● Incremental investments behind both iQOS and our cigarette brand portfolio resulted in declines in adjusted OCI and adjusted diluted EPS, ex-currency, of 7.2% and 3.9%, respectively

7 2016 EPS Guidance ● 2015 results confirm strong business fundamentals ● Reported diluted EPS guidance for 2016 is $4.25 to $4.35 at prevailing exchange rates, compared to $4.42 in 2015: - Includes approximately 60 cents of unfavorable currency at prevailing exchange rates - Does not include any share repurchases ● Excluding currency, our guidance represents a growth rate of approximately 10% to 12% in adjusted diluted EPS, compared to $4.42 in 2015 Source: PMI Financials or estimates

8 ● 60 cents of unfavorable currency in our 2016 guidance, at prevailing exchange rates, is due primarily to: ● We have currently hedged approximately 72% of our 2016 forecast sales to Japan, which, at prevailing exchange rates, translates to an effective rate of 118 Yen to the U.S. Dollar (vs. 110 Yen in 2015) - Argentine Peso: 8 cents - Indonesian Rupiah: 5 cents - Japanese Yen: 7 cents - Russian Ruble: 16 cents Source: PMI Financials or estimates 2016 EPS Guidance: Impact of Currency 60%

9 Strong Pricing in 2015 ● Pricing variance of $2.1 billion in 2015: - Strong pricing across all four Regions - Benefited from exceptional Q1 gain in Korea related to the January 2015 excise tax increase ● Anticipate 2016 pricing variance to be around 6% of 2015 net revenues Source: PMI Financials or estimates

10 Improving International Cigarette Industry Volume Trend International Cigarette Industry Volume Decline vs. PY(a) (a) Excluding China and the U.S. Source: PMI Financials or estimates (2.0)% (3.3)% (2.5)% (2.4)% (2.5)% 2013 2014 2016 Forecast 2015

11 Strong Overall Market Share Performance 38.3 EU 25.9 EEMA 24.8 Asia 38.9 LA&C 28.7 Total PMI 2015 PMI Shares (%) +0.2pp (a) Excluding China and the U.S. (b) Excluding China Source: PMI Financials or estimates Variance vs. PY: +0.1pp +0.3pp ̶ pp +0.5pp (b) (a) Regional

12 Marlboro: Key Driver of Our Share Growth ● Marlboro was a key driver of our share growth in 2015: - Growing or stable share in all four Regions - Benefiting from the roll-out of Architecture 2.0 (a) Excluding China (b) Also excluding the U.S. Note: Pack designs are for illustrative purposes only Source: PMI Financials or estimates Market Shares 2014 2015 Variance EU 18.7% 18.9% 0.2pp EEMA 7.4 7.4 ̶ Asia(a) 6.0 6.4 0.4 LA&C 15.0 15.2 0.2 Total PMI(a)(b) 9.4 9.6 0.2

13 Strong Market Share Performance: Top-30 OCI Markets Note: Excluding duty free Source: PMI Financials or estimates 37.3 38.0 2014 2015 +0.7pp PMI Market Share in Top-30 OCI Markets (%)

14 Focus on Managing Total Cost Base ● Target annual cost base increase of 1% to 3%, excluding RRPs and currency, over the mid-term ● In 2015, we deployed additional investments to support the strong momentum of our cigarette brand portfolio and accelerate the geographic expansion of iQOS, resulting in a total cost base increase of: - 3.6%, excluding RRPs and currency - 5.3%, including RRPs but ex-currency ● In 2016, we anticipate an increase in our total cost base, including RRPs but ex-currency, of approximately 1%, reflecting our productivity and cost savings programs, and also helped by moderating prices for key inputs Note: Reduced-Risk Products ("RRPs") is the term the company uses to refer to products with the potential to reduce individual risk and population harm in comparison to smoking cigarettes Source: PMI Financials or estimates

15 Source: PMI Financials or estimates (0.9)% (3.1)% (7.3)% EU Region: Significant Moderation in Cigarette Industry Volume Decline Total Cigarette Industry Volume Decline vs. PY 2013 2014 ● Cigarette industry volume down by 0.9% in 2015, benefiting from: - Improving economies, notably in Southern Europe - Decline in the level of illicit trade - Less out-switching to fine cut products - Lower prevalence of e-vapor products 2015

16 1.8 0.9 0.8 0.6 0.3 0.3 (1.7) Poland Spain France U.K. Germany EU Region Source: PMI Financials or estimates EU Region: Positive Cigarette Share Momentum Continued Cigarette Market Shares 43.7% Italy 38.6% 8.2% 42.1% 33.5% Q4, 2015 PMI Cigarette Market Share Variance vs. PY (pp) 37.9% 53.4%

17 EU Region: Strong Share Performance from Top-Three Brands Cigarette Market Shares (%) 18.7 18.9 2014 2015 6.8 6.9 2014 2015 5.6 5.8 2014 2015 Marlboro L&M Chesterfield +0.1pp +0.2pp +0.2pp Source: PMI Financials or estimates

18 (a) Excluding currency and acquisitions Source: PMI Financials or estimates EU Region: Currency-Neutral OCI Growth in 2015 ● First growth in adjusted OCI(a) since 2009, driven by: - Moderating cigarette industry volume decline - Market share gains - Strong pricing ● Forecast mid-single-digit currency- neutral adjusted OCI growth in 2016 4.6% Adjusted OCI Growth (2015 vs. PY)(a)

19 3.6 4.5 7.7 8.4 3.7 3.9 27.5 28.4 2014 2015 Russia: Excellent Share Performance ● Cigarette industry volume down by 6.2% in 2015, mainly due to: - Significant excise tax-driven price increases - Lower consumer purchasing power ● Market share growth driven mainly by Bond Street and Next ● In January, we announced a further price increase of RUB 5/pack across the majority of our portfolio Note: Next market share includes Next by Dubliss. MRSP stands for Maximum Retail Selling Price Source: PMI Financials or estimates and Nielsen PMI Market Share (%) +0.9pp Bond Street Parliament Other Next 2015 2016 2017 Ad Valorem Excise Tax (% of MRSP) 11.0% 12.0% 13.0% Specific Excise Tax (RUB/000) 960 1,250 1,420 % Change to Specific Excise Tax 30.2% 13.6% Minimum Excise Tax (RUB/000) 1,330 1,680 1,930 Excise Tax Plan (2016-2017)

20 Turkey: Strengthening Share Led by Marlboro ● Cigarette industry volume up by 9.0% in 2015, driven mainly by a significant reduction in illicit trade ● Three quarters of sequential share growth ● Marlboro cigarette volume grew by 20.6% in Q4, 2015 ● In January, we announced a price increase of TRY 1/pack across the majority of our portfolio Source: PMI Financials or estimates and Nielsen 8.7 8.9 9.3 9.8 9.9 11.8 11.5 11.6 11.8 11.6 7.7 7.3 7.5 7.7 7.9 43.9 43.2 43.4 44.1 44.2 Q4 2014 Q1 Q2 Q3 Q4 PMI Market Share (%) Lark Parliament Other Marlboro 2015 Jul 2015 Jan 2016 Ad Valorem Excise Tax (% of RSP) 65.25% 65.25% Specific Excise Tax (TRY/000) 9.84 12.34 % Change to Specific Excise Tax 25.4% Minimum Excise Tax (TRY/000) 220.14 233.34 Excise Tax Structure

21 Source: PMI Financials or estimates Indonesia: Continued Share Growth in 2015 ● Cigarette industry volume was stable in 2015, as forecast, due primarily to a soft economy ● Share growth in 2015, reflecting strong performances of Dji Sam Soe and Sampoerna A ● In January 2016, the Indonesian Government increased excise taxes by a weighted industry average of around 15% 14.4 14.9 6.3 7.0 34.9 35.0 2014 2015 Sampoerna A Dji Sam Soe PMI Market Share (%) +0.1pp Other

22 Note: Cigarette price points represent recommended retail selling price or estimates. Pack designs are for illustrative purposes only Source: PMI Financials or estimates and Nielsen Philippines: Improved Price Gaps Driving Growth of Marlboro ● Further narrowing of price gaps in Q4, 2015, following price increases for low and super-low priced brands ● Nielsen share growth of 1.4 points in 2015, led by Marlboro ● Marlboro cigarette volume grew by 18.8% in 2015 ● Continue to improve profitability Price Gap Dec 2014 Dec 2015 1.00 1.50 2.00 to 1.75 1.50 2.50 3.00 2.00 3.00 2.50 2.00 Price Gap Price Points (PHP/cigarette)

23 Japan: Cigarette Market Share Under Pressure ● Cigarette industry volume down by 2.1% in 2015, less than anticipated, due mainly to trade inventory build- up for competitors’ recent new launches ● 2015 cigarette share performance was below our expectations 11.6 11.3 10.0 9.9 2.2 2.3 25.9 25.3 2014 2015 PMI Market Share (%) (0.6)pp Marlboro Lark Parliament Other Source: PMI Financials or estimates and Tobacco Institute of Japan

24 Note: Reduced-Risk Products ("RRPs") is the term the company uses to refer to products with the potential to reduce individual risk and population harm in comparison to smoking cigarettes iQOS: Exciting Commercialization Progress ● Japan: - First wave of expansion to over 60% of the adult smoker population ● Italy: - Initial expansion beyond Milan to Modena, Rome and Turin ● Switzerland: - Launched in major cities ● Other markets: - Commenced city launches in Bucharest, Lisbon and Moscow ● Expect iQOS to be present in key cities in around 20 markets by end of 2016 Tokyo Moscow

iQOS: Steady *HeatStick* Offtake Share Growth in Japan Expansion Area

PHILIP MORRIS INTERNATIONAL


Marlboro
iQOS
Marlboro
iQOS
Marlboro
iQOS
Marlboro
iQOS
Weekly Offtake Shares (2015)
1.7%
Tokyo
1.3%
Nagoya
1.1%
Japan Expansion Area
0.8%
0.5%
0.4%
September
October
November
December

Note: Reduced-Risk Products ("RRPs") is the term the company uses to refer to products with the potential to reduce individual risk and population harm in comparison to smoking cigarettes.
Offtake share represents retail sales volume for *HeatSticks* as a percentage of the total estimated retail sales volume for cigarettes and *HeatSticks*, within the Japan Expansion Area (representing over 60% of adult smoker population at year-end 2015)
Source: PMI Financials or estimates

25

26 Free Cash Flow: Growth Despite Significant Currency Headwind ● Free cash flow of $6.9 billion in 2015, fueled by important working capital initiatives ● Forecast 2016 free cash flow to be broadly in line with that of 2015, despite continued currency headwind Source: PMI Financials or estimates 6,586 6,905 2014 2015 Free Cash Flow ($ million)

27 Rewarding Our Shareholders: Attractive Dividend ● Dividends currently the primary use of our free cash flow ● Increased our dividend in September 2015, to an annualized rate of $4.08 per share ● Eight consecutive dividend increases since 2008, representing a total increase of approximately 122% Note: Dividends for 2008 and 2015 are annualized rates. 2008 annualized rate is based on a quarterly dividend of $0.46 per common share, declared June 18, 2008. The annualized rate for 2015 is based on a quarterly dividend of $1.02 per common share, declared September 16, 2015. Dividend yield represents the annualized dividend on January 29, 2016, over the closing share price on that date. The current annualized dividend rate for PMI is $4.08. The closing share price for PMI was $90.01 on January 29, 2016. A list of the companies in the company peer group is available in the glossary Source: PMI Financials or estimates. FactSet, compiled by Centerview 2.8% 4.5% Company Peer Group Average PMI Dividend Yield (January 29, 2016) Min.: 1.5% Max.: 3.8% Peer Group

28 Conclusion ● 2015 was an excellent year, reflecting improved cigarette industry volume trends and very robust business fundamentals ● Superior brands, supported by a unique commercial organization, driving strong pricing and continued market share gains ● 2.0 Architecture roll-out driving Marlboro volume and share growth ● Exciting progress with iQOS commercialization, underscored by favorable HeatStick offtake share momentum in Japan ● Strong free cash flow supporting generous dividend ● Excluding currency, our guidance represents a growth rate of approximately 10% to 12% in adjusted diluted EPS, compared to $4.42 in 2015 Note: Reduced-Risk Products ("RRPs") is the term the company uses to refer to products with the potential to reduce individual risk and population harm in comparison to smoking cigarettes Source: PMI Financials or estimates

2015 Fourth-Quarter and Full-Year Results Questions & Answers Download PMI’s Investor Relations App iOS Android

Glossary and Reconciliation of Non-GAAP Measures

31 Glossary: General Terms ● PMI stands for Philip Morris International Inc. and its subsidiaries ● Until March 28, 2008, PMI was a wholly owned subsidiary of Altria Group, Inc. ("Altria"). Since that time the company has been independent and is listed on the New York Stock Exchange (ticker symbol "PM") ● Unless otherwise stated, results are compared to those of the same period in the preceding year ● PMI volumes refer to PMI cigarette shipment data, unless otherwise stated ● Organic volume refers to volume excluding acquisitions ● References to total international cigarette market, total cigarette market, total market and market shares reflect our best estimates of tax-paid volumes based on a number of internal and external sources ● Trademarks are italicized

32 Glossary: Financial Terms ● Net revenues exclude excise taxes ● Operating Companies Income, or "OCI", is defined as operating income, excluding general corporate expenses and the amortization of intangibles, plus equity (income) or loss in unconsolidated subsidiaries, net ● Adjusted OCI is defined as reported OCI adjusted for asset impairment, exit and other costs ● OCI growth rates are on an adjusted basis ● EPS stands for Earnings per Share ● Free cash flow is defined as net cash provided by operating activities less capital expenditures

33 Glossary: Industry/Market Terms ● EEMA refers to the Eastern Europe, Middle East & Africa Region and includes our international duty free business ● EU refers to the European Union Region ● LA&C refers to the Latin America & Canada Region ● Fine cut includes Make Your Own (MYO), MYO volume tobacco and Roll Your Own (RYO) ● Fine cut is converted to cigarette equivalent on the basis of 0.60g per unit for MYO volume tobacco and RYO, and 0.73g per unit for MYO ● Illicit trade refers to domestic non-tax paid products ● MRSP stands for Maximum Retail Selling Price

34 Glossary: Reduced-Risk Products ● An e-vapor product is an electrical product that generates an aerosol by heating a nicotine or non- nicotine containing liquid, such as electronic cigarettes (or "e-cigarettes") ● HeatStick tobacco sticks are novel patented tobacco products specifically designed by PMI for use with PMI’s iQOS system. The tobacco in the HeatStick is heated by our iQOS technology to provide adult smokers with real tobacco taste and satisfaction without combustion ● iQOS is the new brand name under which PMI has chosen to commercialize the Platform 1 electronic system ● Reduced-Risk Products ("RRPs") is the term the company uses to refer to products with the potential to reduce individual risk and population harm in comparison to smoking cigarettes. PMI’s RRPs are in various stages of development and commercialization, and we are conducting extensive and rigorous scientific studies to determine whether we can support claims for such products of reduced exposure to harmful and potentially harmful constituents in smoke, and ultimately claims of reduced disease risk, when compared to smoking cigarettes. Before making any such claims, we will rigorously evaluate the full set of data from the relevant scientific studies to determine whether they substantiate reduced exposure or risk. Any such claims may also be subject to government review and approval, as is the case in the U.S. today

35 PMI Company Peer Group ● Altria ● Anheuser-Busch InBev ● BAT ● Coca-Cola ● Colgate-Palmolive ● Diageo ● Heineken ● Imperial Tobacco ● Japan Tobacco ● Johnson & Johnson ● Kimberly-Clark ● Kraft-Heinz ● McDonald's ● Mondelēz International ● Nestlé ● PepsiCo ● Procter & Gamble ● Reynolds American ● Roche ● Unilever Note: PMI has established a revised company peer group that includes a balanced mix of large, global, fast-moving consumer goods companies, as well as primary tobacco competitors

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Adjustments for the Impact of Currency and Acquisitions
For the Years Ended December 31,
($ in millions)
(Unaudited)

2015								2014			% Change in Reported Net Revenues excluding Excise Taxes		
Reported Net Revenues	Less Excise Taxes	Reported Net Revenues excluding Excise Taxes	Less Currency	Reported Net Revenues excluding Excise Taxes & Currency	Less Acquisitions	Reported Net Revenues excluding Excise Taxes, Currency & Acquisitions		Reported Net Revenues	Less Excise Taxes	Reported Net Revenues excluding Excise Taxes	Reported	Reported excluding Currency	Reported excluding Currency & Acquisitions
$ 26,563	$ 18,495	$ 8,068	$ (1,503)	$ 9,571	$ 11	$ 9,560	European Union	$ 30,517	$ 21,370	$ 9,147	(11.8)%	4.6%	4.5%
18,328	10,964	7,364	(1,835)	9,199	1	9,198	EEMA	20,469	11,855	8,614	(14.5)%	6.8%	6.8%
19,469	11,266	8,203	(875)	9,078	-	9,078	Asia	19,255	10,527	8,728	(6.0)%	4.0%	4.0%
9,548	6,389	3,159	(505)	3,664	4	3,660	Latin America & Canada	9,865	6,587	3,278	(3.6)%	11.8%	11.7%
$ 73,908	**$ 47,114**	**$ 26,794**	**$ (4,718)**	**$ 31,512**	**$ 16**	**$ 31,496**	**PMI Total**	**$ 80,106**	**$ 50,339**	**$ 29,767**	**(10.0)%**	**5.9%**	**5.8%**

2015						2014	% Change in Reported Operating Companies Income		
Reported Operating Companies Income	Less Currency	Reported Operating Companies Income excluding Currency	Less Acquisitions	Reported Operating Companies Income excluding Currency & Acquisitions		Reported Operating Companies Income	Reported	Reported excluding Currency	Reported excluding Currency & Acquisitions
$ 3,576	$ (857)	$ 4,433	$ (2)	$ 4,435	European Union	$ 3,815	(6.3)%	16.2%	16.3%
3,425	(938)	4,363	(1)	4,364	EEMA	4,033	(15.1)%	8.2%	8.2%
2,886	(388)	3,274	-	3,274	Asia	3,187	(9.4)%	2.7%	2.7%
1,085	(210)	1,295	3	1,292	Latin America & Canada	1,030	5.3%	25.7%	25.4%
$ 10,972	**$ (2,393)**	**$ 13,365**	**$ -**	**$ 13,365**	**PMI Total**	**$ 12,065**	**(9.1)%**	**10.8%**	**10.8%**

36

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Reconciliation of Reported Operating Companies Income to Adjusted Operating Companies Income &
Reconciliation of Adjusted Operating Companies Income Margin, excluding Currency and Acquisitions
For the Years Ended December 31,
($ in millions)
(Unaudited)

2015								2014			% Change in Adjusted Operating Companies Income		
Reported Operating Companies Income	Less Asset Impairment & Exit Costs	Adjusted Operating Companies Income	Less Currency	Adjusted Operating Companies Income excluding Currency	Less Acquisitions	Adjusted Operating Companies Income excluding Currency & Acquisitions		Reported Operating Companies Income	Less Asset Impairment & Exit Costs	Adjusted Operating Companies Income	Adjusted	Adjusted excluding Currency	Adjusted excluding Currency & Acquisitions
$ 3,576	$ (68)	$ 3,644	$ (857)	$ 4,501	$ (2)	$ 4,503	European Union	$ 3,815	$ (490)	$ 4,305	(15.4)%	4.6%	4.6%
3,425	-	3,425	(938)	4,363	(1)	4,364	EEMA	4,033	(2)	4,035	(15.1)%	8.1%	8.2%
2,886	-	2,886	(388)	3,274	-	3,274	Asia	3,187	(35)	3,222	(10.4)%	1.6%	1.6%
1,085	-	1,085	(210)	1,295	3	1,292	Latin America & Canada	1,030	(8)	1,038	4.5%	24.8%	24.5%
$ 10,972	$ (68)	$ 11,040	$ (2,393)	$ 13,433	$ -	$ 13,433	**PMI Total**	$ 12,065	$ (535)	$ 12,600	(12.4)%	6.6%	6.6%

2015							2014			% Points Change	
Adjusted Operating Companies Income excluding Currency	Net Revenues excluding Excise Taxes & Currency[(a)]	Adjusted Operating Companies Income Margin excluding Currency	Adjusted Operating Companies Income excluding Currency & Acquisitions	Net Revenues excluding Excise Taxes, Currency & Acquisitions[(a)]	Adjusted Operating Companies Income Margin excluding Currency & Acquisitions		Adjusted Operating Companies Income	Net Revenues excluding Excise Taxes[(a)]	Adjusted Operating Companies Income Margin	Adjusted Operating Companies Income Margin excluding Currency	Adjusted Operating Companies Income Margin excluding Currency & Acquisitions
$ 4,501	$ 9,571	47.0%	$ 4,503	$ 9,560	47.1%	European Union	$ 4,305	$ 9,147	47.1%	(0.1)	-
4,363	9,199	47.4%	4,364	9,198	47.4%	EEMA	4,035	8,614	46.8%	0.6	0.6
3,274	9,078	36.1%	3,274	9,078	36.1%	Asia	3,222	8,728	36.9%	(0.8)	(0.8)
1,295	3,664	35.3%	1,292	3,660	35.3%	Latin America & Canada	1,038	3,278	31.7%	3.6	3.6
$ 13,433	$ 31,512	42.6%	$ 13,433	$ 31,496	42.6%	**PMI Total**	$ 12,600	$ 29,767	42.3%	0.3	0.3

(a) For the calculation of net revenues excluding excise taxes, currency and acquisitions, refer to previous slide

37

38 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, excluding Currency For the Years Ended December 31, (Unaudited) 2015 2014 % Change Reported Diluted EPS 4.42$ 4.76$ (7.1)% Adjustments: Asset impairment and exit costs 0.03 0.26 Tax items (0.03) - Adjuste iluted EPS 4.42$ 5.02$ (12.0)% Less: Currency impact (1.20) Adjusted Diluted EPS, excluding Currency 5.62$ 5.02$ 12.0%

39 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Reported Diluted EPS, excluding Currency For the Years Ended December 31, (Unaudited) 2015 2014 % Change Reported Diluted EPS 4.42$ 4.76$ (7.1)% Less: Currency impact (1.20) Reported Diluted EPS, excluding Currency 5.62$ 4.76$ 18.1%

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Adjustments for the Impact of Currency and Acquisitions
For the Quarters Ended December 31,
($ in millions)
(Unaudited)

2015								2014			% Change in Reported Net Revenues excluding Excise Taxes		
Reported Net Revenues	Less Excise Taxes	Reported Net Revenues excluding Excise Taxes	Less Currency	Reported Net Revenues excluding Excise Taxes & Currency	Less Acquisi-tions	Reported Net Revenues excluding Excise Taxes, Currency & Acquisitions		Reported Net Revenues	Less Excise Taxes	Reported Net Revenues excluding Excise Taxes	Reported	Reported excluding Currency	Reported excluding Currency & Acquisitions
$ 6,647	$ 4,713	$ 1,934	$ (269)	$ 2,203	$ -	$ 2,203	European Union	$ 7,181	$ 5,034	$ 2,147	(9.9)%	2.6%	2.6%
4,420	2,703	1,717	(417)	2,134	-	2,134	EEMA	5,233	3,108	2,125	(19.2)%	0.4%	0.4%
4,786	2,867	1,919	(250)	2,169	-	2,169	Asia	4,740	2,737	2,003	(4.2)%	8.3%	8.3%
2,518	1,696	822	(160)	982	-	982	Latin America & Canada	2,787	1,865	922	(10.8)%	6.5%	6.5%
$ 18,371	$ 11,979	$ 6,392	$ (1,096)	$ 7,488	$ -	$ 7,488	PMI Total	$ 19,941	$ 12,744	$ 7,197	(11.2)%	4.0%	4.0%

2015						2014	% Change in Reported Operating Companies Income		
Reported Operating Companies Income	Less Currency	Reported Operating Companies Income excluding Currency	Less Acquisi-tions	Reported Operating Companies Income excluding Currency & Acquisitions		Reported Operating Companies Income	Reported	Reported excluding Currency	Reported excluding Currency & Acquisitions
$ 599	$ (125)	$ 724	$ -	$ 724	European Union	$ 870	(31.1)%	(16.8)%	(16.8)%
704	(115)	819	-	819	EEMA	885	(20.5)%	(7.5)%	(7.5)%
465	(90)	555	-	555	Asia	573	(18.8)%	(3.1)%	(3.1)%
236	(63)	299	-	299	Latin America & Canada	296	(20.3)%	1.0%	1.0%
$ 2,004	$ (393)	$ 2,397	$ -	$ 2,397	PMI Total	$ 2,624	(23.6)%	(8.7)%	(8.7)%

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PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Reconciliation of Reported Operating Companies Income to Adjusted Operating Companies Income &
Reconciliation of Adjusted Operating Companies Income Margin, excluding Currency and Acquisitions
For the Quarters Ended December 31,
($ in millions)
(Unaudited)

2015								2014			% Change in Adjusted Operating Companies Income		
Reported Operating Companies Income	Less Asset Impairment & Exit Costs	Adjusted Operating Companies Income	Less Currency	Adjusted Operating Companies Income excluding Currency	Less Acquisitions	Adjusted Operating Companies Income excluding Currency & Acquisitions		Reported Operating Companies Income	Less Asset Impairment & Exit Costs	Adjusted Operating Companies Income	Adjusted	Adjusted excluding Currency	Adjusted excluding Currency & Acquisitions
$ 599	$ (68)	$ 667	$ (125)	$ 792	$ -	$ 792	European Union	$ 870	$ (18)	$ 888	(24.9)%	(10.8)%	(10.8)%
704	-	704	(115)	819	-	819	EEMA	885	(2)	887	(20.6)%	(7.7)%	(7.7)%
465	-	465	(90)	555	-	555	Asia	573	(11)	584	(20.4)%	(5.0)%	(5.0)%
236	-	236	(63)	299	-	299	Latin America & Canada	296	(1)	297	(20.5)%	0.7%	0.7%
$ 2,004	**$ (68)**	**$ 2,072**	**$ (393)**	**$ 2,465**	**$ -**	**$ 2,465**	**PMI Total**	**$ 2,624**	**$ (32)**	**$ 2,656**	**(22.0)%**	**(7.2)%**	**(7.2)%**

2015							2014			% Points Change	
Adjusted Operating Companies Income excluding Currency	Net Revenues excluding Excise Taxes & Currency[(a)]	Adjusted Operating Companies Income Margin excluding Currency	Adjusted Operating Companies Income excluding Currency & Acquisitions	Net Revenues excluding Excise Taxes, Currency & Acquisitions[(a)]	Adjusted Operating Companies Income Margin excluding Currency & Acquisitions		Adjusted Operating Companies Income	Net Revenues excluding Excise Taxes[(a)]	Adjusted Operating Companies Income Margin	Adjusted Operating Companies Income Margin excluding Currency	Adjusted Operating Companies Income Margin excluding Currency & Acquisitions
$ 792	$ 2,203	36.0%	$ 792	$ 2,203	36.0%	European Union	$ 888	$ 2,147	41.4%	(5.4)	(5.4)
819	2,134	38.4%	819	2,134	38.4%	EEMA	887	2,125	41.7%	(3.3)	(3.3)
555	2,169	25.6%	555	2,169	25.6%	Asia	584	2,003	29.2%	(3.6)	(3.6)
299	982	30.4%	299	982	30.4%	Latin America & Canada	297	922	32.2%	(1.8)	(1.8)
$ 2,465	**$ 7,488**	**32.9%**	**$ 2,465**	**$ 7,488**	**32.9%**	**PMI Total**	**$ 2,656**	**$ 7,197**	**36.9%**	**(4.0)**	**(4.0)**

(a) For the calculation of net revenues excluding excise taxes, currency and acquisitions, refer to previous slide

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42 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, excluding Currency For the Quarters Ended December 31, (Unaudited) 2015 2014 % Change Reported Diluted EPS 0.80$ 1.03$ (22.3)% Adjustments: Asset impairment and exit costs 0.03 - Tax items (0.02) - Adjuste iluted EPS 0.81$ 1.03$ (21.4)% Less: Currency impact (0.18) Adjusted Diluted EPS, excluding Currency 0.99$ 1.03$ (3.9)%

43 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Reported Diluted EPS, excluding Currency For the Quarters Ended December 31, (Unaudited) 2015 2014 % Change Reported Diluted EPS 0.80$ 1.03$ (22.3)% Less: Currency impact (0.18) Reported Diluted EPS, excluding Currency 0.98$ 1.03$ (4.9)%

44 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Operating Cash Flow to Free Cash Flow and Free Cash Flow, excluding Currency For the Quarters and Years Ended December 31, ($ in millions) (Unaudited) (a) Operating Cash Flow For the Quarters Ended For the Years Ended December 31, December 31, 2015 2014 % Change 2015 2014 % Change Net cash provided by operating activities(a) 1,872$ 1,354$ 38.3% 7,865$ 7,739$ 1.6% Less: Capital expenditures 324 349 960 1,153 Free c h flow 1,548$ 1,005$ 54.0% 6,905$ 6,586$ 4.8% Less: Currency impact (187) (1,996) Free cash flow, excluding currency 1,735$ 1,005$ 72.6% 8,901$ 6,586$ 35.2%

2015 Fourth-Quarter and Full-Year Results February 4, 2016